UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 28, 2008

TAMM OIL AND GAS CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-137174
(Commission File Number)

98-0377767
(IRS Employer Identification No.)

Suite 460, 734 - 7 Ave SW, Calgary, AB, Canada T2P 3P8
(Address of principal executive offices and Zip Code)

403-975-9399
Registrant's telephone number, including area code)

N/A
Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Tamm Oil and Gas Corp. is referred to herein as “our” or “we”

Item 1.01 Entry into a Material Definitive Agreement.

On May 28, 2008, we acquired from the Alberta government, a one-hundred (100) percent interest in 14 sections of Petroleum and Natural Gas lease parcels in the Peace River Oil Sands Area in Alberta, Canada, at an Alberta Crown Land Sale, in exchange for our payment, in full, of $372,721.36 (Cdn).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMM OIL AND GAS CORP.

Date: June 3, 2008	By:	/s/ Wiktor Musial
Wiktor Musial, President